Exhibit 99.1

Forian Inc.

Enters into Definitive Agreement to Become a Private Company

•  All-Cash Transaction

•  Forian Stockholders to Receive $2.17 per Share in Cash

Newtown, PA, April 3, 2026 (NEWMEDIAWIRE) – Forian Inc. (Nasdaq: FORA) (“Forian” or the “Company”), a leading provider of data analytics and information solutions, today announced that it has entered into a definitive merger agreement (the “Merger Agreement”) providing for Forian to be acquired, in an all-cash transaction, by an entity affiliated with a consortium of investors led by Max Wygod, Chairman and Chief Executive Officer, together with certain other senior executives and existing stockholders of the Company (collectively, the “Consortium”). The all-cash transaction values the Company’s equity at approximately $68 million and will enable the Company to return to private ownership.

Under the terms of the Merger Agreement, Forian stockholders, other than shares held by members of the Consortium and their respective affiliates, will receive $2.17 per share in cash, representing a premium of approximately 22.6% to Forian’s unaffected closing price per share as of August 22, 2025.

Concurrent with entering into the Merger Agreement, members of the Consortium have entered into a commitment letter pursuant to which they have committed to provide the funding necessary to pay the cash consideration in respect of the transaction and certain other amounts required to be paid under the terms of the Merger Agreement. The transaction is not subject to a financing condition.

Also concurrent with entering into the Merger Agreement, members of the Consortium have entered into an amendment to the agreement entered into by members of the Consortium on August 25, 2025, pursuant to which, among other things, members of the Consortium have agreed to take certain actions in furtherance of the transaction.

Forian will continue to be led by Chairman and Chief Executive Officer Max Wygod and the Company’s current leadership team following the completion of the transaction.

Transaction Details

The transaction was unanimously approved by the Forian Board of Directors, acting upon the unanimous recommendation of a Special Committee of disinterested and independent directors (the “Special Committee”), which was formed on August 25, 2025, in response to the Consortium’s initial non-binding proposal and was advised by independent financial and legal advisors throughout the process. The transaction is expected to close in the second quarter of 2026, subject to the satisfaction of the minimum tender condition and other closing conditions set forth in the Merger Agreement. The Forian Board of Directors unanimously recommends that all stockholders tender their shares into the offer.

Upon closing of the transaction, Forian will be a private company and its common stock will no longer be listed or traded on the Nasdaq Stock Market or any public exchange. Following the close of the transaction, the Company will continue to maintain its headquarters in Newtown, Pennsylvania and will continue to operate under the Forian name and brand.

Advisors

Houlihan Lokey Capital, Inc. served as independent financial advisor to the Special Committee. Potter Anderson & Corroon LLP served as independent legal counsel to the Special Committee, and Miles & Stockbridge PC served as independent Maryland legal counsel to the Special Committee. Duane Morris LLP served as outside legal counsel to the Company.

Allen Overy Shearman Sterling US LLP served as legal counsel to the Consortium, Abrams & Bayliss LLP served as Delaware counsel to the Consortium, and Venable LLP served as Maryland counsel to the Consortium.

About Forian

Forian provides a unique suite of data management capabilities and proprietary information and analytics solutions to optimize and measure operational, clinical and financial performance for customers within the traditional and emerging life sciences and healthcare payer and provider segments and the financial services industry. Forian has industry leading expertise in acquiring, integrating, normalizing and commercializing large-scale healthcare data assets. For more information, please visit the Company’s website at www.forian.com.

Cautionary Statements Regarding Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “will,” “would,” “target,” and similar expressions. Forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control and are not guarantees of future results, including statements about the potential transaction with the Consortium, future financial and operating results, and company strategy. These forward-looking statements reflect management’s good faith judgment based on facts and factors currently known to management. We caution investors not to place undue reliance on any such forward-looking statements.

These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important factors that could cause actual results to differ materially include, but are not limited to: (i) the satisfaction or waiver of closing conditions to the potential transaction with the Consortium in the anticipated timeframe or at all; (ii) uncertainty as to how many of Forian’s stockholders will tender their shares in the tender offer and the possibility that the acquisition does not close; (iii) the risk that the potential transaction disrupts current plans and operations or diverts management’s attention from ongoing business operations and makes it more difficult to maintain business and operational relationships; (iv) the risk that the anticipated benefits and synergies of the potential transaction, including expected synergies, will not be realized or will take longer to realize than expected; (v) the magnitude of transaction costs associated with the potential transaction; and (vi) those additional risks and uncertainties set forth more fully under the caption “Risk Factors” in Forian’s most recently filed Annual Report on Form 10-K filed with the SEC, and elsewhere in Forian’s filings and reports with the SEC. Forward-looking statements necessarily involve assumptions that, if they never materialize or prove correct, could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements contained in this release are made as of the date hereof, and we undertake no duty to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable law.

Additional Information About the Transaction and Where to Find It

The tender offer described in this communication has not yet commenced. This communication is neither an offer to purchase nor a solicitation of an offer to sell any securities of the Company. The solicitation and the offer to purchase shares of the Company’s common stock will only be made pursuant to a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and other related materials that 2025 Acquisition Company, LLC (“Parent”) and Bravo Merger Sub, Inc. (“Purchaser”) intend to file with the SEC. In addition, the Company will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 and a Schedule 13E-3 transaction statement, in each case with respect to the tender offer. Once filed, investors will be able to obtain a free copy of these materials and other documents filed by Parent, Purchaser and the Company with the SEC at the website maintained by the SEC at www.sec.gov. Investors may also obtain, at no charge, any such documents filed with or furnished to the SEC by the Company under the “Investors” section of the Company’s website at forian.com/investors. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ THESE DOCUMENTS WHEN THEY BECOME AVAILABLE, INCLUDING THE OFFER TO PURCHASE AND THE SOLICITATION/RECOMMENDATION STATEMENT AND THE SCHEDULE 13E-3 TRANSACTION STATEMENT OF THE COMPANY, AND ANY AMENDMENTS THERETO, AS WELL AS ANY OTHER DOCUMENTS RELATING TO THE TENDER OFFER AND THE MERGER THAT ARE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY PRIOR TO MAKING ANY DECISIONS WITH RESPECT TO WHETHER TO TENDER THEIR SHARES INTO THE TENDER OFFER BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF THE TENDER OFFER.

Media and Investor Contact

forian.com/investors

ir@forian.com

267-225-6263

SOURCE: Forian Inc.